UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  June 19, 2015

TIME WARNER INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-15062	13-4099534
(State or Other Jurisdiction of	(Commission File Number)	(IRS Employer
Incorporation)		Identification No.)

One Time Warner Center, New York, New York 10019
(Address of Principal Executive Offices) (Zip Code)

212-484-8000
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.  Submission of Matters to a Vote of Security Holders.

The final results of voting on each of the matters submitted to a vote of security holders at Time Warner Inc.’s (the “Company”) Annual Meeting of Shareholders held on June 19, 2015 are as follows:

1.	Election of Directors:	For	Against	Abstentions	Broker Non-Votes

	James L. Barksdale	673,687,717	8,268,661	2,149,953	59,601,012

	William P. Barr	679,273,904	2,842,116	1,990,311	59,601,012

	Jeffrey L. Bewkes	662,031,876	17,211,989	4,862,466	59,601,012

	Stephen F. Bollenbach	607,307,663	74,541,585	2,257,083	59,601,012

	Robert C. Clark	670,158,064	11,768,326	2,179,941	59,601,012

	Mathias Döpfner	673,740,970	8,374,195	1,991,166	59,601,012

	Jessica P. Einhorn	678,612,207	3,394,006	2,100,118	59,601,012

	Carlos M. Gutierrez	681,017,417	980,261	2,108,653	59,601,012

	Fred Hassan	668,080,137	14,009,108	2,017,086	59,601,012

	Kenneth J. Novack	671,168,131	10,784,095	2,154,105	59,601,012

	Paul D. Wachter	680,658,615	1,457,439	1,990,277	59,601,012

	Deborah C. Wright	673,958,327	8,013,852	2,134,152	59,601,012

	Under the Company’s By-laws, each of the directors was elected, having received “for” votes from a majority of the votes duly cast by the holders of the outstanding shares of the Company’s common stock, par value $0.01 per share (the “Common Stock”), with respect to such director.

2.	Ratification of appointment of Ernst & Young LLP as independent auditor	For	Against	Abstentions
		735,050,751	6,310,751	2,346,386
	The appointment of Ernst & Young LLP was ratified, having received “for” votes from a majority of the votes duly cast by the holders of Common Stock.

3.	Advisory vote to approve named executive officer compensation	For	Against	Abstentions	Broker Non-Votes
		642,489,117	38,642,715	2,974,499	59,601,012
	The proposal was approved, on an advisory basis, having received “for” votes from a majority of the votes duly cast by the holders of Common Stock.

4.	Shareholder proposal on right to act by written consent	For	Against	Abstentions	Broker Non-Votes
		331,663,436	349,163,412	3,279,183	59,601,012
	Under the Company’s By-laws, the proposal failed, having received “for” votes from less than a majority of the votes duly cast by the holders of Common Stock.

5.	Shareholder proposal on tobacco depiction in films	For	Against	Abstentions	Broker Non-Votes
		18,733,166	643,329,391	22,043,474	59,601,012
	Under the Company’s By-laws, the proposal failed, having received “for” votes from less than a majority of the votes duly cast by the holders of Common Stock.

6.	Shareholder proposal on greenhouse gas emissions reduction targets	For	Against	Abstentions	Broker Non-Votes
		141,715,168	515,487,806	26,903,057	59,601,012
	Under the Company’s By-laws, the proposal failed, having received “for” votes from less than a majority of the votes duly cast by the holders of Common Stock.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TIME WARNER INC.

By:	/s/ Howard M. Averill
Name: Howard M. Averill
Title: Executive Vice President and
Chief Financial Officer

Date:    June 24, 2015